Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. § 1350, AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

    I, Timothy Danker, the chief executive officer of SelectQuote, Inc. (the “Company”), certify for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

a.    the Quarterly Report of the Company on Form 10-Q for the period ended September 30, 2026 (the “Report”), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

b.    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: November 4, 2026

/s/ Timothy Danker
Name: Timothy Danker Title: Chief Executive Officer (Principal Executive Officer)